Loss per share	12 Months Ended
Dec. 31, 2021
Disclosure Of Earnings Per Share Abstract
Loss per share
22.	Loss per share
Loss per share is based on consolidated net loss for the year divided by the weighted average number of shares outstanding during the year. Diluted loss per share is computed in accordance with the treasury stock method and is based on the weighted average number of shares and dilutive share equivalents.
The following reflects consolidated comprehensive loss and weighted average number of shares used in the basic and diluted loss per share computations:

	2021	2020
Loss attributed to shareholders	(33,209)	(13,445)
Basic weighted average number of shares (in 000s)	63,005	28,873
Basic and diluted loss per share	(0.53)	(0.47)

The outstanding stock options and warrants were excluded from the calculation of diluted loss per share because their effect is anti-dilutive.